Exhibit 99.1

LONGVIEW ACQUISITION CORP.
PRO FORMA BALANCE SHEET

	Actual as of May 26, 2020	Pro Forma Adjustments June 9, 2020		Pro Forma Adjustments June 26, 2020		As Adjusted as of May 26, 2020
		(Unaudited)		(Unaudited)		(Unaudited)
ASSETS
Current Assets
Cash	$3,044,596	$(1,080,000)	(d)	$—		$1,964,596
Prepaid expenses and other current assets	26,800	—		—		26,800
Total Current Assets	3,071,396	(1,080,000)		—		1,991,396

Cash held in Trust Account	360,000,000	40,000,000	(a)	14,000,000	(f)	414,000,000
		(800,000)	(b)	(280,000)	(g)
		800,000	(d)	280,000	(i)
Total Assets	$363,071,396	$38,920,000		$14,000,000		$415,991,396

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accrued expenses	$1,000	$—		$—		$1,000
Accrued offering costs	497,248	—		—		497,248
Due to Sponsor	1,080,000	(1,080,000)	(d)	—		—
Promissory note – related party	191,000	—		—		191,000
Total Current Liabilities	1,769,248	(1,080,000)		—		689,248

Deferred underwriting fee payable	12,600,000	1,400,000	(c)	490,000	(h)	14,490,000
Total Liabilities	14,369,248	320,000		490,000		15,179,248

Commitments

Class A common stock, $0.0001 par value, subject to possible redemption, 34,370,214 and 39,581,214 shares as of May 26, 2020 and as adjusted as of May 26, 2020, respectively, at $10.00 per share	343,702,140	38,600,000	(e)	13,510,000	(j)	395,812,140

Stockholders’ Equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—		—		—
Class A Common stock, $0.0001 par value; 200,000,000 shares authorized; 1,629,786 and 1,818,786 shares as of May 26, 2020 and as adjusted as of May 26, 2020, respectively, issued and outstanding (excluding 34,370,214 and 39,581,214 shares, respectively, subject to possible redemption)	163	400	(a)	140	(f)	182
		(386)	(e)	(135)	(j)

Class B common stock, $0.0001 par value; 20,000,000 shares authorized; 10,350,000 shares issued and outstanding	1,035	—		—		1,035

Additional paid-in capital	4,999,810	39,999,600	(a)	13,999,860	(f)	4,999,791
		(800,000)	(b)	(280,000)	(g)
		(1,400,000)	(c)	(490,000)	(h)
		800,000	(d)	280,000	(i)
		(38,599,614)	(e)	(13,509,865)	(j)

Accumulated deficit	(1,000)	—		—		(1,000)
Total Stockholders’ Equity	5,000,008	—		—		5,000,008
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$363,071,396	$38,920,000		$14,000,000		$415,991,396

See accompanying note to the pro forma balance sheet.

LONGVIEW ACQUISITION CORP.
NOTE TO PRO FORMA BALANCE SHEET
(unaudited)

NOTE 1 - CLOSING OF OVER-ALLOTMENT OPTION

The accompanying unaudited Pro Forma Balance Sheet presents the Balance Sheet of Longview Acquisition Corp. (the “Company”) as of May 26, 2020, adjusted for the closing of the underwriters’ over-allotment option in full and related transactions, which occurred on June 9, 2020 and June 26, 2020, as described below.

On June 9, 2020, the Company consummated the closing of the sale of 4,000,000 additional units (the “Units”) at a price of $10.00 per Unit upon receiving notice of the underwriters’ election to partially exercise their over-allotment option, generating additional gross proceeds of $40,000,000 to the Company. Each Unit consists of one share of the Company’s Class A common stock (the “Common Stock”) and one-third of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Common Stock at a price of $11.50 per share. Simultaneously with the exercise of the over-allotment option, the Company consummated the private placement of an additional 533,333 warrants (the “Private Placement Warrants”), at a purchase price of $1.50 per Private Placement Warrant, to Longview Investors LLC, generating gross proceeds of $800,000. Transaction costs amounted to $2,200,000, consisting of $800,000 in cash underwriting fees and $1,400,000 of additional underwriting fees, which have been deferred until the completion of the Company’s Business Combination. As a result of the underwriters’ election to partially exercise their over-allotment option, 1,000,000 Founder Shares are no longer subject to forfeiture.

On June 26, 2020, the Company consummated the closing of the sale of 1,400,000 additional Units at a price of $10.00 per Unit upon receiving notice of the underwriters’ election to exercise their remaining over-allotment option, generating additional gross proceeds of $14,000,000 to the Company. Simultaneously with the exercise of the remaining over-allotment option, the Company consummated the private placement of an additional 186,667 Private Placement Warrants, at a purchase price of $1.50 per Private Placement Warrant, to Longview Investors LLC, generating gross proceeds of $280,000. Transaction costs amounted to $770,000, consisting of $280,000 in cash underwriting fees and $490,000 of additional underwriting fees, which have been deferred until the completion of the Company’s Business Combination. As a result of the underwriters’ election to exercise their remaining over-allotment option, 1,350,000 Founder Shares are no longer subject to forfeiture.

Pro forma adjustments to reflect the exercise of the underwriters’ over-allotment option are as follows:

	Pro forma entries:	Debit	Credit
a.	Cash held in Trust Account	40,000,000
	Class A common stock		400
	Additional paid-in capital		39,999,600
	To record sale of 4,000,000 Units on over-allotment option at $10.00 per Unit.

b.	Additional paid-in capital	800,000
	Cash held in Trust Account		800,000
	To record payment of 2.0% of cash underwriting fee on over-allotment option.

c.	Additional paid-in capital	1,400,000
	Deferred underwriting fee payable		1,400,000
	To record the liability for the 3.5% deferred underwriting fees on over-allotment option.

d.	Cash held in Trust Account	800,000
	Due to Sponsor	1,080,000
	Cash		1,080,000
	Additional paid in capital		800,000
	To record sale of 533,333 over-allotment Private Placement Warrants at $1.50 per warrant and repayment of funds due to Sponsor.

e.	Class A common stock	386
	Additional paid-in capital	38,599,614
	Common Stock Subject to Redemption		38,600,000
	To reclassify Class A common stock out of permanent equity into mezzanine redeemable shares.

f.	Cash held in Trust Account	14,000,000
	Class A common stock		140
	Additional paid-in capital		13,999,860
	To record sale of 1,400,000 Units on over-allotment option at $10.00 per Unit.

LONGVIEW ACQUISITION CORP.
NOTE TO PRO FORMA BALANCE SHEET
(unaudited)

g.	Additional paid-in capital	280,000
	Cash held in Trust Account		280,000
	To record payment of 2.0% of cash underwriting fee on over-allotment option.

h.	Additional paid-in capital	490,000
	Deferred underwriting fee payable		490,000
	To record the liability for the 3.5% deferred underwriting fees on over-allotment option.

i.	Cash held in Trust Account	280,000
	Additional paid in capital		280,000
	To record sale of 186,667 over-allotment Private Placement Warrants at $1.50 per warrant and repayment of funds due to Sponsor.

j.	Class A common stock	135
	Additional paid-in capital	13,509,865
	Common Stock Subject to Redemption		13,510,000
	To reclassify Class A common stock out of permanent equity into mezzanine redeemable shares.